SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2025

Universal Stainless & Alloy Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39467	25-1724540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Mayer Street, Bridgeville, Pennsylvania	15017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	USAP	The Nasdaq Stock Market, LLC
Preferred Stock Purchase Rights	—	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Universal Stainless & Alloy Products, Inc., a Delaware corporation (the “Company”), with the U.S. Securities and Exchange Commission (the “SEC”) on October 17, 2024, the Company entered into an Agreement and Plan of Merger, dated as of October 16, 2024 (the “Merger Agreement”), by and among the Company, Aperam US Holdco LLC, a Delaware limited liability company (“Parent”), and Aperam US Absolute LLC, a Delaware limited liability company (“Merger Sub”).

On January 23, 2025, pursuant to the terms of the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”) in accordance with the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”) and the Delaware Limited Liability Company Act (the “DLLCA”), whereupon the separate corporate existence of Merger Sub ceased and the Company continued as the surviving corporation and a wholly owned subsidiary of Parent.

By virtue of the Merger, at the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock, par value $0.001 per share (“Common Stock”), that was issued and outstanding immediately prior to the Effective Time (each, a “Share” and, collectively, the “Shares”), other than any Share that was (i) held by the Company in treasury or by Parent, Merger Sub or any other wholly owned subsidiary of Parent (the “Cancelled Shares”) or (ii) owned by a Company stockholder who was entitled to demand, and properly demanded, appraisal of such Share under Delaware law (the “Dissenting Shares” and together with the Cancelled Shares, the “Excluded Shares”), was cancelled and converted automatically into the right to receive $45.00 per Share in cash, without interest (the “Merger Consideration”) and subject to any applicable tax withholdings.

In addition, at the Effective Time:

(i)

each option to acquire Shares, whether vested or unvested, that was outstanding and unexercised immediately prior to the Effective Time (a “Company Stock Option”) with an exercise price per Share less than the Merger Consideration was, by virtue of the Merger, automatically cancelled and converted into the right to receive an amount in cash, without interest and subject to applicable tax withholdings, equal to the product of (a) the excess, if any, of the Merger Consideration over the exercise price per Share of such Company Stock Option and (b) the total number of Shares subject to such Company Stock Option;

(ii)	each Company Stock Option with an exercise price per Share equal to or greater than the Merger Consideration was, by virtue of the Merger, automatically cancelled without payment therefor;

(iii)

each outstanding restricted stock unit award subject to time-based conditions covering Shares that was held by a non-employee member of the Company Board that was neither a Company RSU Award nor an Executive RSU Award (as each such term is defined below) (each such award, a “NED RSU Award”) that was outstanding immediately prior to the Effective Time was, by virtue of the Merger, automatically cancelled and converted into the right to receive an amount in cash equal to the product of (a) the Merger Consideration and (b) the total number of Shares subject to such NED RSU Award, without interest and subject to applicable tax withholdings;

(iv)

each outstanding restricted stock unit award subject to time-based conditions (and not subject to performance-based conditions) covering Shares that was held by a current or former service provider that was neither a NED RSU Award nor an Executive RSU Award (each, a “Company RSU Award”) that was outstanding immediately prior to the Effective Time was, by virtue of the Merger, automatically cancelled and converted into the right to receive an amount in cash equal to the product of (a) the Merger Consideration and (b) the total number of Shares subject to such Company RSU Award, without interest and subject to applicable tax withholdings;

(v)

each outstanding restricted stock unit award subject to time-based conditions (and not subject to any performance-based conditions) covering Shares that was held by each of Christopher Zimmer, Graham McIntosh, Wendel Crosby, John Arminas, Steven DiTommaso, Richard Secola, Scott Reynolds, Brian Kane, Michael Alderson, and Stephanie Iscrupe (collectively, the “Executives” and each such award, an “Executive RSU Award”) that was outstanding immediately prior to the Effective Time was, by virtue of the Merger, as of the Effective Time, automatically cancelled and converted into a cash-settled award representing the right to receive (a) the Merger Consideration with respect to each Share subject to such Executive RSU Award plus (b) payment in cash of interest, calculated at a rate of 10% per annum, from the closing of the transactions contemplated by the Merger Agreement (the “Closing Date”) to the vesting date applicable to such Executive RSU Award. Following the Merger, the vesting and delivery of a converted Executive RSU Award will be accelerated upon an employer-initiated termination of employment other than in the event of the Executive’s “Detrimental Conduct,” which is defined in the Universal Stainless & Alloy Products, Inc. Amended and Restated 2017 Equity Incentive Plan (the “2017 Plan”), except as otherwise required by applicable tax rules. Under the 2017 Plan, “Detrimental Conduct” generally means, as determined by Universal in its sole discretion, the employee’s serious misconduct or unethical behavior, including violation of restrictive covenants, commission of certain criminal acts, certain other improper or intentional conduct, breach of fiduciary duties, intentional violation, or grossly negligent disregard, of policies, rules or procedures, certain trading practices, and, unless the employee has a different definition of “cause” in the employee’s employment agreement (in which case such definition will apply), certain acts of financial dishonesty, certain other acts of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment, repeated failure to follow directives, and certain acts of misconduct in connection with the business affairs of Universal or its affiliates. The converted Executive RSU Award otherwise will be subject to the same terms and conditions applicable to the Executive RSU Award under the 2017 Plan and the applicable award agreement evidencing such grant thereunder; and

(vi)

each outstanding restricted stock unit award subject to performance-based conditions covering Shares that was held by each of the Executives, as applicable (each, an “Executive PSU Award”) that was outstanding immediately prior to the Effective Time was, by virtue of the Merger, converted into a cash-settled award representing the right to receive the Merger Consideration per Share covered thereby, with the number of such Executive PSU Awards earned determined in accordance with the following performance conditions: (a) for each fiscal year in the performance period that occurs prior to the fiscal year in which the Closing Date occurs, the original Company performance metrics were used to calculate the number of performance units earned in respect of such fiscal year, as such metrics are set forth in the original award agreement; (b) for each fiscal year in the performance period that occurs during or after the fiscal year in which the Closing Date occurs, such original Company metrics will be replaced with metrics related to (x) earnings before interest, taxes, depreciation, and amortization, and (y) return on capital employed, including for the performance period covering fiscal years 2024 through 2026; and (c) for the fiscal year in which the Closing Date occurs and any subsequent fiscal years in the performance period, the number of Shares subject to such Executive PSU Award will be calculated at the greater of target or actual performance; provided, however, that performance for the 2024 fiscal year was calculated at maximum performance. Each converted Executive PSU Award, except as otherwise provided in the Merger Agreement, will be subject to the same terms and conditions applicable to the Executive PSU Award under the 2017 Plan and the applicable award agreement evidencing such grant thereunder. Following the Merger, the vesting and delivery of a converted Executive PSU Award will be accelerated upon an employer-initiated termination of employment other than in the event of the Executive’s Detrimental Conduct, except as otherwise required by applicable tax rules. Vesting will be based on target achievement or actual achievement of performance goals through the date of such termination, except that performance for the 2024 fiscal year will be calculated at maximum performance.

The foregoing description of the Merger Agreement and the transactions consummated pursuant thereto does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on October 17, 2024, and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On January 23, 2025, in connection with the completion of the Merger, the Company repaid all loans and terminated all credit commitments outstanding under that certain Second Amended and Restated Revolving Credit, Term Loan and Security Agreement, dated as of March 17, 2021, by and among the Company, Dunkirk Specialty Steel, LLC, a Delaware limited liability company, and North Jackson Specialty Steel, LLC, a Delaware limited liability company, PNC Bank, National Association (“PNC”), various other lenders from time to time (PNC and such other financial institutions are each a “Lender” and collectively, the “Lenders”), PNC, as administrative agent for the Lenders and PNC and Bank of America, N.A., as co-collateral agents for the Lenders, as amended.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note of this Current Report on Form 8-K, on January 23, 2025, the Merger was completed. Upon the consummation of the Merger, the Company became a wholly owned subsidiary of Parent.

The disclosure under the Introductory Note to this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure under the Introductory Note to this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Merger, on January 23, 2025, the Company notified The Nasdaq Stock Market (“Nasdaq”) that the Merger was completed and requested that Nasdaq (i) suspend trading of the Common Stock effective as of the close of business on January 23, 2025, (ii) withdraw the Common Stock from listing on Nasdaq, and (iii) file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to effect the delisting of the Common Stock from Nasdaq and to deregister the Common Stock under Section 12(b) of the Exchange Act. As a result, trading of the Common Stock on Nasdaq will be suspended at the close of business on January 23, 2025.

In addition, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 with respect to the Common Stock requesting the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

At the Effective Time, as a result of the consummation of the Merger, each holder of Shares outstanding immediately prior to the Effective Time (other than the Excluded Shares, which were cancelled as of the Effective Time) ceased to have any rights as a stockholder of the Company (other than (i) in the case of Shares other than the Dissenting Shares, the right to receive the Merger Consideration for such stockholder’s Shares and (ii) in the case of Dissenting Shares only, the right to receive only the payment provided by Section 262 of the DGCL in respect of such Dissenting Shares), except as otherwise described above.

The disclosures under the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K are incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The disclosures under the Introductory Note and Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K are incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures under the Introductory Note and Item 2.01 of this Current Report on Form 8-K are incorporated by reference into this Item 5.02.

In connection with the Merger, effective as of the Effective Time, each of Dennis Oates, Christopher Ayers, Judith Bacchus, M. David Kornblatt, and Udi Toledano submitted his or her resignation from the Company’s board of directors and each committee thereof on which such director served. No director resigned as a result of any disagreement with the Company on any matter related to the Company’s operations, policies or practices. In connection with the consummation of the Merger, effective as of the Effective Time, each of Frédéric Mattei, Timoteo Di Maulo, Vanisha Mittal Bhatia, Sudhakar Sivaji and Aviv Joaquim Bezerra de Melo was appointed to the Company’s board of directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

Pursuant to the Merger Agreement, effective as of the Effective Time, the Restated Certificate of Incorporation of the Company was amended and restated in its entirety, as set forth in Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated by reference into this Item 5.03.

The disclosures under the Introductory Note and Item 2.01 of this Current Report on Form 8-K are incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On January 23, 2025, the Company issued a press release announcing the completion of the Merger. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

2.1*	Agreement and Plan of Merger, dated as of October 16, 2024, by and among Universal Stainless & Alloy Products, Inc., Aperam US Holdco LLC, and Aperam US Absolute LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on October 17, 2024).

3.1	Amended and Restated Certificate of Incorporation of Universal Stainless & Alloy Products, Inc.

99.1	Press Release, dated as of January 23, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K under the Securities Act of 1933, as amended. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

By:	/s/ John J. Arminas
John J. Arminas
Vice President, General Counsel and Secretary

Dated: January 23, 2025